SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) June 30, 2003

AUTONATION, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145
(State Or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

110 S.E. 6th Street

Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number, Including Area Code (954) 769-6000

____________________________________________________

(Former Name Or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events.

On June 30, 2003, AutoNation, Inc. (the “Company”) issued a press release announcing that Alan S. Dawes and Frederick J. Schwab have been appointed to its Board of Directors. The appointments, which are effective immediately, increase the size of the Company’s Board of Directors to 10 members. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number

Exhibit

99.1

Press Release of AutoNation, Inc. dated June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

         (Registrant)

By:

/s/ JONATHAN P. FERRANDO

Jonathan P. Ferrando

Senior Vice President,

General Counsel and Secretary

Dated: June 30, 2003

INDEX TO EXHIBITS

Exhibit

Exhibit

Number

Description

99.1

Press Release of AutoNation, Inc., dated June 30, 2003.

4